UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 31, 2006
BankAtlantic Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Florida	34-027228	65-0507804

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2100 West Cypress Creek Road Ft. Lauderdale, Florida	33309

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code 954-940-5000
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 7.01. Regulation FD Disclosure
Item 9.01 Financial Statements and Exhibits
Signature

Item 7.01. Regulation FD Disclosure
     BankAtlantic Bancorp, Inc. (the “Company”) is furnishing presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 Form 8-K. The presentation materials were prepared to be included in presentations with investors during the third quarter of 2006. The Company is not undertaking to update this presentation. The information in this report (including Exhibit 99.1) is being furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information herein (including Exhibit 99.1). The presentation also contains financial information determined by methods other than in accordance with GAAP. The Company’s management uses these non-GAAP measures, which it defines as “operating” measures, in their analysis of the Company’s performance. These “operating” measures adjust GAAP net income to exclude the reserve for fines and penalties related to a compliance matter, impairment charge related to the Company’s former headquarters, and costs and gains associated with debt redemptions. The “operating” measures also adjust BankAtlantic’s GAAP net interest margin to exclude interest income and interest expense associated with loan participations sold that are accounted for as secured borrowings. The Company believes that these non-GAAP operating measures supplement our GAAP financial information and provide useful measures of evaluating the Company’s operating results and any related trends that may be affecting the Company’s business. These disclosures should not be viewed as a substitute for operating results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies.
Item 9.01 Financial Statements and Exhibits
     (c) Investor presentation materials.
Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 31, 2006

BANKATLANTIC BANCORP, INC.

By: /s/ James A. White

James A. White
Chief Financial Officer

NYSE BBX JULY 2006 July 28, 2006 Prepared:

(NYSE:BBX) Assets1 $6.4 Billion Equity Capital1 $521 Million Market Capitalization1 $908 Million Book Value per Share1 $8.51 Price to Book2 1.74x Price to Earnings2 31.57x Price to Operating Earnings3 23.56x 1At 6/30/06 2Trailing 12 months, based on $14.84 per share closing price on 6/30/06 3GAAP Income from Continuing Operations adjusted as shown on slide #49 BANKATLANTIC BANCORP

OVERVIEW Founded in 1952 "Florida's Most Convenient Bank" 82 stores Rapidly growing consumer bank with strong demographics Seasoned commercial real estate lending BANKATLANTIC

NETWORK BANKATLANTIC STORES (82) LOAN PRODUCTION OFFICES (6)

FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 12/31/05; BankAtlantic's as of 6/30/06 Source: Florida Bankers Assoc. 1. Bank of America 746 $75.3 2. Wachovia 823 66.6 3. SunTrust 481 34.3 4. Washington Mutual 240 11.7 5. AmSouth 217 9.8 6. Colonial 167 8.7 7. World Savings 51 8.7 8. Regions 148 8.5 . . . . . . . . . . . . 15. BankAtlantic 81 $3.8 BANKATLANTIC

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 12/31/05 Source: Florida Bankers Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,761 5.4% 6 Palm Beach / Treasure Coast 1,232 3.2% 8 Miami-Dade 497 0.8% 22 Tampa Bay 154 0.5% 21 BankAtlantic Footprint 3,644 3.8% 10 BANKATLANTIC BankAtlantic Rank

Number of Counters in Service: 83 2Q '04 3Q '04 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 East 60.547 60.071 68.121 71.113 86.718 97.025 90.63 104.28 122.767 SELF SERVICE COIN COUNTER Number of Transactions (In thousands)

Savings4% DDA12% NOW9% MMKT24% CDs51% East 103055 278707 198295 559390 1182074 DEPOSIT MIX Savings10% DDA32% NOW19% MMKT19% CDs22% East 372212 1119604 747437 740192 855561 Low Cost Deposits = 25% Low Cost Deposits = 58% Average Balances 1Includes Public & Brokered CDs *Average balances for the 3 months ended 6/30/06

2001 2002 2003 2004 2005 2006 Estimate NEW LOW COST DEP 43 99 145 166 222 275 NEW LOW COST ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings Compound Growth 44.9% (In thousands)

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 1Q'05 1039.611 660.633 302.677 899.364 789.533 1Q'06 1119.604 747.437 372.212 740.192 855.561 LOW COST DEPOSITS* 2Q'05 2002.921 2Q'06 2239.253 Period-end Balances 8% 13% 23% 8% 0.28% 0.00% 0.54% 0.57% 3.96% -18% 2.08% 2Q'06 Deposit Cost % Growth Over Year Ago Quarter 12% *DDA, NOW, Savings YEAR-OVER-YEAR CHANGE

1 DDA, NOW, Savings 2 Includes Stores open for 2 years or more - 72 stores 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 LCD GROWTH 0.331 0.362 0.335 0.363 0.369 0.272 0.297 0.272 0.235 0.232 0.169 0.166 0.096 LOW COST DEPOSIT GROWTH1 "SAME STORE,"2 YEAR-OVER-YEAR CHANGE Period-end Balances

4/1/2005 5/1/2005 6/1/2005 7/1/2005 8/1/2005 9/1/2005 10/1/2005 11/1/2005 12/1/2005 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 BankAtlantic Checkable Deposits 0.269 0.2309 0.233 0.2154 0.2116 0.195 0.1635 0.1637 0.1688 0.1658 0.1624 0.1492 0.144 0.1355 0.0968 National Checkable Deposits -0.0107 0.0063 -0.0012 -0.011 -0.0151 -0.0322 -0.0257 -0.0368 -0.0416 -0.0234 -0.0382 -0.0316 -0.0129 -0.0194 -0.0506 GROWTH IN CHECKABLE DEPOSITS* BankAtlantic vs. National *DDA & NOW Average Account Balances National Deposit Source: St. Louis Federal Reserve

LOW COST DEPOSITS* 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Low Cost Deposit % 0.317 0.351 0.396 0.411 0.429 0.454 0.493 0.5 0.501 0.526 0.531 0.543 0.54 0.557 0.579 0.58400000013148 *DDA, NOW, Savings % OF TOTAL DEPOSITS Period-end Balances

DEMAND DEPOSITS 3Q'02 4Q'02 1Q'03 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 Low Cost Deposit % 0.144 0.158 0.179 0.188 0.199 0.211 0.238 0.242 0.241 0.258 0.263 0.282 0.276 0.272 0.291 0.2919 % OF TOTAL DEPOSITS Period-end Balances

TOTAL DEPOSITS 2001 2002 2003 2004 2005 2006 Estimate Total Deposits 2.276567 2.920555 3.058142 3.457202 3.752676 4.16802 Compound Growth 12.9% Cost of Deposits 3.68% 2.20% 1.23% 54 72 73 Number of Stores Period-end Balances, Billions 74 0.88% 8.6% 78 1.10% 11.1% 1.45% 95

GROWING FEE INCOME $7.3 Million +18% vs 1Q'06 +26% vs 2Q'05 $21.3 Million +11% vs 1Q'06 +44% vs 2Q'05 Debit Card Deposit Fees 2Q'06 FEE INCOME $30 Million Other $1.4 Million +9% vs 1Q'06 +18% vs 2Q'05

2001 2002 2003 2004 2005 2006 Estimate Fee Income 32.368349 42.430051 63.250105 78.68041 95.02268012 115 Compound Growth 28.9% 21.0% FEE INCOME Dollars in Millions 20.8%

2001 2002 2003 2004 2005 2006 Estimate Total Loans 2.774238 3.37263 3.686153 4.599048 4.624772 4.83307 Compound Growth 11.7% Loan to Deposit Ratio 122% 115% 121% 133% 123% Period-end Balances, Billions LOAN GROWTH 116% 4.5%

Residential Loans44% Commercial Loans37% Consumer Loans11% Small Business Loans3% Corporate Loans.5% East 1323144 1116835 315873 98231 153588 LOAN PORTFOLIO MIX Residential Loans45% Commercial Loans34% Consumer Loans12% Small Business Loans6% Corporate Loans3% East 2046614 1516808 551411 263213 148730 Average Balances *Average balances for the 3 months ended 6/30/06

2001 2002 2003 2004 2005 2Q'06 NIM 0.0361 0.0352 0.0328 0.0379 0.0395 0.0417 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate 2Adjusted to exclude loan participations sold accounted for as secured borrowings 2 2

2001 2002 2003 2004 2005 2Q'06 2Q'06 Non Performing Assets % Loans & Other Assets 1.2% 0.8% 0.4% 0.2% 0.2% 0.2% 0.2% Annualized Net Charge-offs to Avg. Loans O/S 0.6% 0.6% 0.0% - 0.1% 0.0% 0.0% 0.0% Loan Loss Reserve / NPL 114.4% 235.6% 422.1% 582.2% 605.7% 785.4% 785.4% Period-end Balances, Billions ASSET QUALITY

BANKATLANTIC CURRENT ISSUES Stable to slowly expanding net interest margin, but lower earning assets Decision made not to grow assets in response to a flat yield curve Slowed net growth in low cost deposits Increase in new account balances Decrease in legacy account balances Decline in national checkable deposits; 5% in 2Q '06 Increased marketing expenses and costs of expanded hours Our response to competitive pressures Objective to return to 30% low cost deposit growth

RYAN BECK & CO. CURRENT STATUS Filed S-1 for IPO of portion of Ryan Beck & Co. Presently 100% owned Purpose: To monetize portion of investment To allow Ryan Beck & Co. to grow using its currency, not in competition with BankAtlantic for capital To clarify BBX business model Timing: Postponed due to Ryan Beck earnings and market conditions Commitment to IPO remains

43 Branches 411 Financial Counselors $19 Billion in Customer Assets RYAN BECK & CO.

Wealth Management Investment Banking Capital Markets $37.5 Million -11% vs 1Q'06 +2% vs 2Q'05 $3.4 Million +16% vs 1Q'06 -89% vs 2Q'05 $14.5 Million +5% vs 1Q'06 -29% vs 2Q'05 2Q'06 TOTAL REVENUE $55.4 Million RYAN BECK & CO.

BankAtlantic Ryan Beck & Co. Parent Company Revenue: 2Q'06 $90 Million Revenue: 2Q'06 $54 Million Revenue: 2Q'06 $(2) Million Revenue: 2Q'06 $142 Million -13.2% vs 2Q'05 BANKATLANTIC BANCORP

BankAtlantic Ryan Beck & Co. Parent Company Operating Net Income: (1) 2Q'06 $12.8 Million Operating Net Income: (1) 2Q'06 $(2.4) Million Operating Net Income: (1) 2Q'06 $(2.3) Million Operating Net Income: (1) 2Q'06 $8.1 Million -70% vs 2Q'05 BANKATLANTIC BANCORP 1GAAP Income from Continuing Operations adjusted as shown on slide #47

Income from Continuing Operations1 (in Millions) $38.6 $70.8 $59.2 Operating Net Income2 (in Millions) $46.8 $63.6 $71.6 Return on Tangible Equity from Continuing Operations1 9.49% 20.01% 14.02% Operating return on Tangible Equity2 15.67% 17.99% 16.96% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47 2GAAP Income from Continuing Operations adjusted for the items shown on slide #47 KEY FINANCIAL HIGHLIGHTS 2003 2004 2005 BANKATLANTIC BANCORP

Income from Continuing Operations1 (in Millions) $24.5 $8.1 - 66.9% Operating Net Income2 (in Millions) $26.9 $8.1 - 70.0% Return on Tangible Equity from Continuing Operations1 24.0% 7.21% Operating return on Tangible Equity2 26.3% 7.18% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47 2GAAP Income from Continuing Operations adjusted as shown on slide #47 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 2Q'06 vs. 2Q'05 2Q'06 2Q'05

INCOME FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 2Q '05 2Q '06 Income from Continuing Ops 19.15 38.597 70.768 59.182 24.5 8.122 CONSOLIDATED 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47 Compound Growth 46% Dollars in Millions

EPS TREND FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 2Q '05 2Q '06 EPS Trend from Continuing Operations 0.32 0.62 1.11 0.92 0.38 0.13 CONSOLIDATED Compound Growth 42% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47

ANNUAL RETURN BBX S&P 500 2001 140.08% - 9.34% 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 - 28.59% 5.77% 2006 YTD* -4.88% 1.03% BANKATLANTIC BANCORP *Total market returns as of 7/25/06 close

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in these slides contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), that involve substantial risks and uncertainties. When used in these slides and in any documents incorporated by reference herein, the words "anticipate," "believe," "estimate," "may," "intend," "expect" and similar expressions identify certain of such forward-looking statements. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. ("the Company") and are subject to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company's control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans of changes in the commercial real estate market in our trade area; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the BankAtlantic's net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic's seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of low cost deposits or producing results which justify their costs; the impact of periodic testing of goodwill and other intangible assets for impairment; and future compliance deficiencies occurring despite the regulatory compliance systems and procedures put in place. The results or performance derived or implied, directly or indirectly from the estimates and assumptions, are based on our beliefs and may not be accurate. Past performance, actual or estimated new account openings and growth rate may not be indicative of future results. Further, these slides contain forward-looking statements with respect to Ryan Beck & Co., which are subject to a number of risks and uncertainties including but not limited to the risks and uncertainties associated with its operations, products and services, changes in economic or regulatory policies, its ability to recruit and retain financial consultants, the volatility of the stock market and fixed income markets, as well as its revenue mix, the success of new lines of business and growth; and additional risks and uncertainties that are subject to change and may be outside of Ryan Beck's control. Moreover, these slides also contain forward- looking statements with respect to the pursuit of a financial transaction regarding the Company's investment in Ryan Beck, which are subject to a number of risks and uncertainties including but not limited to the fact that a financial transaction may not be consummated or may be consummated on terms different than those currently contemplated. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission. The Company cautions that the foregoing factors are not exclusive.

Total Assets $6.4 Billion Billion -7.0% Total Deposits $3.8 Billion Billion +3.9% Total Loans (Net) $4.5 Billion Billion -9.7% Income from Continuing Ops (a) $8.1 Million Million -66.9% Operating Net Income (b) $8.1 Million Million -70.0% EPS from Continuing Ops (a) $0.13 -64.6% EPS from Operating Net Income(b) $0.13 -68.0% FINANCIAL HIGHLIGHTS 2Q'06 vs 2Q'05 2Q'06 CONSOLIDATED Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #47 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #47

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $ 50,335 $67,717 $70,768 $59,182 $24,537 $8,122 Income from disc. ops. (22,543) (29,120) Cumulative effect of a change in actg prin. 15,107 Gruntal extra. item (23,749) INCOME FROM CONTINUING OPERATIONS $19,150 $38,597 $70,768 $59,182 $24,537 $ 8,122 Restructuring acquisition charges 5,398 Losses/(Gains) from debt redemption 2,031 8,153 7,632 (38) Reserve for compliance deficiencies 10,000 Litigation (14,785) Securities impairment 12,220 Bank facilities impairment 2,409 OPERATING NET INCOME $38,799 $46,750 $63,615 $71,591 $26,946 $8,084 DILUTED: EPS GAAP $0.81 $1.08 $1.11 $0.92 $0.38 $0.13 DILUTED: EPS CONTINUING OPERATIONS $0.32 $0.62 $1.11 $0.92 $0.38 $0.13 DILUTED: EPS OPERATING NET INCOME $0.63 $0.75 $1.00 $1.12 $0.42 $0.13 FY 2002 FY 2003 FY 2004 FY 2005 2Q'06 2Q'05 Dollars in Thousands, except for EPS

BANK OPERATIONS 2002 2003 2004 2005 2Q'06 Deposit Cost of Funds (including impact of free funding from DDAs) 2.20% 1.23% 0.88% 1.10% 1.44% Borrowing Cost of Funds (other interest bearing liabilities) 4.35% 4.11% 3.45% 4.13% 5.24% Total Cost of Funds 2.98% 2.21% 1.59% 2.19% 2.48% FUNDING COSTS

2001 2002 2003 2004 2005 2Q'06 TOTAL ASSETS 4.4 5.1 4.8 6.4 6.471411 6.402347 LEVITT 0.2 0.3 0.4 Compound Growth 7.8% CONSOLIDATED (a) Excludes Levitt (b) Levitt's asset contribution prior to spin-off on 12/31/2003 $4.8(a) $0.4(b) TOTAL ASSETS Dollars in Billions $0.2b) $0.3(b)

Residential $2,047 45.2% -11% Commercial Real Estate 1,517 33.5% -12% Consumer 551 12.2% +6% Small Business 263 5.8% +24% Corporate 149 3.3% +76% Total Loans $4,527 100% -7% 2Q'06 Gross Outstandings % of Total 2Q'06 vs 2Q'05 Period-end Balances, Millions LOAN COMPOSITION BANK OPERATIONS